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                            MEZZANINE PROMISSORY NOTE


$30,000,000                                                         MAY 31, 2002

         FOR VALUE RECEIVED, JG MEZZANINE, LLC, a Delaware limited liability company (the "MAKER"), whose address is c/o Glimcher Realty Trust, 20 S. Third Street, Columbus, Ohio 43215, promises to pay to the order of DB REALTY MEZZANINE INVESTMENT FUND II LLC, a Delaware limited liability company, having an office located at 1251 Avenue of the Americas, 9th Floor, New York, New York 10020 (the holder of this Note from time to time, or any portion hereof, is hereinafter referred to as the "HOLDER"), or at such other place as Holder may from time to time in writing designate, in lawful money of the United States of America, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) or such other sum as may be the total amount outstanding pursuant to this Note, (the "PRINCIPAL AMOUNT") together with interest thereon and all other amounts payable to the Holder under the Note Purchase Documents, such principal, interest and other amounts to be payable as provided in the Note Purchase Agreement (as defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

         This Mezzanine Promissory Note (this "NOTE") is the "Note" referred to in that certain Note Purchase Agreement, dated as of the date hereof, among the Maker, as seller, and the Holder, as purchaser, (as amended, modified or supplemented and in effect from time to time, the "NOTE PURCHASE AGREEMENT") and evidences the terms and conditions under which the Maker has issued and the Holder has purchased this Note. Reference to the Note Purchase Agreement is hereby made for a statement of the rights of the Holder and the duties and obligations of the Maker, but neither this reference to the Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal, interest and other amounts payable with respect to this Note when due. The Principal Amount shall bear interest at the rates provided for in the Note Purchase Agreement.

         This Note is secured according to the terms of the Note Purchase Agreement by the Pledge Agreement and other security interests and liens granted in the Note Purchase Agreement and in the other Note Purchase Documents.

         The principal sum evidenced by this Note, together with accrued interest and other sums or amounts due hereunder, shall become immediately due and payable at the option of the Holder upon the occurrence and during the continuation of any Event of Default in accordance with the provisions of the Note Purchase Agreement.

         With respect to the amounts due and payable pursuant to this Note, the Maker waives the following: (1) demand, notice of demand, presentment, protest, notice of dishonor,


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notice of nonpayment, notice of intent to accelerate, notice of acceleration, suit against any party, diligence in collection of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except for notices required by any Governmental Authority and notices required by the Note Purchase Agreement; and
(2) any further receipt by or acknowledgment of any Collateral now or hereafter deposited, pledged or conveyed as security for the Note.

         In no event shall the amount of interest (and any other sums or amounts that are deemed to constitute interest under applicable Legal Requirements) due or payable hereunder (including interest calculated at the Default Rate) exceed the Maximum Rate (the "MAXIMUM AMOUNT"), and in the event such excess payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal on this Note, and if in excess of the outstanding Principal Amount of this Note, shall be immediately returned to the Maker upon such determination. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly, interest in excess of the Maximum Amount.

         Except as expressly set forth in the Note Purchase Agreement, this Note may not be assigned in whole or in part by the Maker. The Holder shall have the right from time to time at its discretion to sell, transfer or assign all or any portion of this Note, as provided in the Note Purchase Agreement. Maker's obligations in connection with any such sale, transfer or assignment, if any, shall be as set forth in the Note Purchase Agreement.

         The Holder shall not by any act, delay, omission or otherwise be deemed to have amended, modified, supplemented, waived, extended, discharged or terminated any of its rights or remedies, except by an amendment, modification, supplement, waiver, extension, discharge or termination in writing and signed by the appropriate parties, as may be applicable pursuant to the Note Purchase Agreement. All rights and remedies of the Holder under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. The acceptance by Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time or at any subsequent time or nullify any prior exercise of any such rights or remedies without the express written consent of Holder, except as and to the extent otherwise provided by law. The Maker agrees that there are no defenses, equities or setoffs with respect to the obligations set forth herein.

         Wherever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Note shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.


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         The Holder may, at its option, release all or any portion of the
Collateral given to secure the Indebtedness evidenced hereby, and no such release shall impair the obligations of the Maker to the Holder under this Note and the other Note Purchase Documents.

         This Note was negotiated in New York, and made by the Maker and accepted by the Holder in the State of New York, and the proceeds of this Note were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity and performance), this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

         ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE HOLDER OR THE MAKER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. THE MAKER, AND THE HOLDER BY ACCEPTANCE OF THIS NOTE, HEREBY (i) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

         MAKER AND, BY ACCEPTANCE HEREOF, THE HOLDER, TO THE FULLEST EXTENT THAT EACH MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION), BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS NOTE OR THE OTHER NOTE PURCHASE DOCUMENTS.

         The provisions of this Note shall be subject to the provisions of the Note Purchase Agreement.

                            [Signature page follows]


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         IN WITNESS WHEREOF, the Maker has caused this Note to be executed as of the day and year first above written.

                        MAKER:


                        JG MEZZANINE, LLC,
                           a Delaware limited liability company

                        By Glimcher Properties Limited Partnership,
                           a Delaware limited partnership and its sole equity member

                           By:   Glimcher Properties Corporation,
                                 a Delaware corporation and its sole general
                                 partner


                             By:   /s/ George A. Schmidt
                                   -------------------------------------
                                   George A. Schmidt,
                                   as Executive Vice President